AMENDED AND RESTATED TRUST AGREEMENT FOR THE

APPVION, INC. EMPLOYEE STOCK OWNERSHIP TRUST

(Effective as of July 1, 2014)

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ARTICLE V EXPENSES .................................................................................................................10

ARTICLE VI REMOVAL AND RESIGNATION OF TRUSTEE AND SUCCESSOR TRUSTEE .........................10

ARTICLE VII AMENDMENT OF TRUST AND TERMINATION OF PLAN 10

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AMENDED AND RESTATED TRUST AGREEMENT FOR THE

APPVION, INC. EMPLOYEE STOCK OWNERSHIP TRUST

THIS TRUST AGREEMENT (this “Agreement”) is entered into on July 1, 2014 by and between APPVION, Inc. (the “Company”) and Argent Trust Company (the “Trustee”).

WITNESSETH THAT:

WHEREAS, the Company maintains the Plan, which is intended to qualify under Code § 401(a) and is intended to qualify as an employee stock ownership plan within the meaning of Code § 4975(e)(7), for the benefit of its eligible employees and those of a Participating Company;

WHEREAS, the Company has established two trusts for the purpose of funding benefits under the Plan:  the Principal Trust Company Directed Trust (the “Principal Directed Trust”) and this Trust, both of which are for the exclusive benefit of participants in the Plan and their beneficiaries;

WHEREAS, the Principal Directed Trust holds the assets invested in various mutual funds selected by the Benefit Finance Committee of the Company;

WHEREAS, the Company has appointed Delaware Charter Guarantee & Trust Company, d/b/a Principal Trust Company to serve as trustee for the Principal Directed Trust;

WHEREAS, a portion of the Plan’s assets have been held by Reliance Trust Company (the “Predecessor Trustee”) pursuant to the Amended and Restated Trust Agreement for the APPVION, Inc. Employee Stock Ownership Trust, dated April 1, 2013, as amended (the “2013 Trust Agreement”);

WHEREAS, the Company has amended and restated the 2013 Trust Agreement into this Agreement to hold and administer the portion of the Plan’s assets previously held under the 2013 Trust Agreement;

WHEREAS, effective with the adoption of this Agreement, the Predecessor Trustee will resign as the Plan’s trustee;

WHEREAS, the Company desires to appoint the Trustee as a trustee to hold and administer a portion of the Plan’s assets in accordance with this Agreement; and

WHEREAS, the Trustee has agreed to serve as trustee of the trust established under this Agreement.

NOW, THEREFORE, the Company and the Trustee mutually covenant and agree as follows:

ARTICLE I DEFINITIONS

The following words and phrases, when used in this Agreement with an initial capital letter, will have the meanings set forth below unless a different meaning plainly is required by the context.  Any reference to a section number will refer to a section of this Agreement unless otherwise specified.

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Code

 means the Internal Revenue Code of 1986, as amended.

Committee

 means the Committee as defined in Section 1.12 of the Plan.

Company Stock

means the common stock of Paperweight Development Corp., the Company’s parent, or any other qualifying employer security within the meaning of ERISA § 407(d)(5).

Company

means APPVION, Inc. and its successors that adopt the Plan.

ERISA

 means the Employee Retirement Income Security Act of 1974, as amended.

Independent Trustee

 means an independent trustee appointed by the Company for certain assets of the Plan held separate from the Trust.

Net Worth

 means the fair market value of all property held in the Trust Fund reduced by any liabilities other than liabilities to participants in the Plan and their beneficiaries.

Non-Indemnity Loss

 means any claim, damage, expense, liability or loss that is found by a court of competent jurisdiction, in a final judgment from which no appeal can be taken, to have resulted either from a breach by the Trustee of its fiduciary duties under Title I of ERISA or, in non-fiduciary matters, from the bad faith, gross negligence, willful misconduct or material breach of the terms of this Agreement by the Trustee.

Participant

means a participant in the Plan and his or her beneficiary or alternate payee under the Plan.

Participating Company

means the Company and any of its affiliates that have adopted or hereafter may adopt the Plan for the benefit of its employees and that continue to participate in the Plan.

Plan

means the APPVION, Inc. Savings and Employee Stock Ownership Plan, as amended from time to time.

Recordkeeper

means the Plan’s duly appointed recordkeeper and any of its respective agents or assigns, including processing agents.  The Committee will notify the Trustee of the Recordkeeper’s identity and will promptly notify the Trustee of any change in the Recordkeeper’s identity.

Trust

means the trust established by this Agreement.

Trust Fund

means the total amount of cash and other property held from time to time under this Agreement.

Trustee

means Argent Trust Company.

Valuation Date

 means the valuation date as defined in Section 1.74 of the Plan.

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ESTABLISHMENT OF THE TRUST
Trust Established

.  By this Agreement the Company establishes with the Trustee, as a funding medium for the Plan, the Trust consisting of the Trust Fund and such earnings, profits, increments, additions and appreciation thereto and thereon as may accrue from time to time.

Independent Trustee

.  The Trust created under this Agreement is a separate trust from any trusts that may be held by an Independent Trustee and the Trustee will not be responsible for any assets of the Plan that are held in any such separate trusts by an Independent Trustee.  The Trustee is expressly relieved of any responsibility or liability, whether as co-fiduciary or otherwise, in accordance with ERISA § 405(b)(3)(A), for any losses resulting to the Plan arising from any acts or omissions on the part of an Independent Trustee.

Limit of Participating Companies’ Interests

.  Except as provided in the succeeding paragraph and ERISA, the Participating Companies will not have any right, title, interest, claim or demand whatsoever in or to the funds held by the Trustee, other than the right to a proper application and accounting therefor by the Trustee as provided in this Agreement, nor will any funds revert to any Participating Company except as permitted by ERISA or required by the Code for qualification of the Plan.

Any other provisions of this Agreement or the Plan notwithstanding, if and to the extent permitted by the Code, ERISA and other applicable laws and regulations thereunder, on the Company’s request, a contribution made by a mistake in fact or conditioned on the deductibility of the contribution under Code § 404 will be returned to the specified Participating Company within one year after the mistaken payment of the contribution or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

Trustee Compensation

.  The Trustee will be entitled to compensation for its services under this Agreement at such rates as from time to time the Trustee and the Company agree in writing.  The Trustee will retain for its own account, as additional compensation under this Agreement, earnings (i.e., float) on amounts received in the Trust Fund before such amounts are invested pursuant to this Agreement and on amounts held pending distribution.

(a) Contributions and Purchases.  The timing of cash investment by the Trustee is dependent on the Recordkeeper and its reconciliation of funds received in the Trust.  If funds are sent to the Trustee via wire, or Automated Clearing House (“ACH”) debt to the Company’s bank account, the investment of these funds will generally occur within one business day of receipt.  The Company may review the service contract with the Recordkeeper to identify specific standards concerning the timing of investment purchases.  The Trustee will earn income approximating the rates of return on a two (2) year Treasury note on money received from the date of deposit with the Trustee until the later of the date the monies are wired in payment of investment purchases or the settlement date.  The Company may monitor and compute the amount of income earned by the Trustee by reviewing the date of deposit (as reported on the account statements) versus the settlement date of the purchases.

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funds becoming available as a result of sale settlements.  If the Trustee issues Participant distribution checks or other trust checks, the Trustee earns income from the date cash is made available in a Trust account until the date a check is cashed.  The amount of income the Trustee earns shall be calculated in the same manner described in §2.4(a).  The Trustee will generally issue distribution checks within two business days of receipt of both cash and complete payment instructions.

ARTICLE III MANAGEMENT AND CONTROL OF TRUST FUND ASSETS
Trust Fund

.  The Trustee may manage, invest and account for all contributions made by the Company and any Participating Company under the Plan as one Trust Fund without identification of any part of the Trust assets as being attributable to the Company, a Participating Company or any other person.  If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to the Participants related to the Company or any Participating Company as of any date,  the Committee will specify such date as a Valuation Date and, after all adjustments required under the Plan as of that Valuation Date have been made, the portion of the Trust Fund attributable to each of such Participants will be determined by the Committee and will consist of an amount equal to the aggregate of the account balances of each of such Participants plus an amount equal to any contributions allocable to such Participants since the close of the immediately preceding Plan Year.  The Trustee need not inquire into the source of any money or property transferred to it nor the authority or right of the transferor to transfer such money or property to the Trustee.

Responsibility of Trustee

.  The Trustee will not be responsible in any way for the adequacy of the Trust Fund to discharge any or all liabilities under the Plan or for the proper application of distributions made or other action taken on the Committee’s written direction.  The Trustee’s powers, rights and duties will be limited to those set forth in this Agreement, and nothing contained in the Plan, either expressly or by implication, will be deemed to impose any additional duties on the Trustee.

Named Fiduciary

.  The Committee will be a named fiduciary of the Plan and Trust as described in ERISA § 402(a)(2).  Each Participant will also be a named fiduciary with respect to the exercise of investment directions relating to the acquisition or disposition of Company Stock, as applicable under the terms of this Agreement, including the exercise of voting and tender or exchange offer rights for Company Stock credited to such Participant’s account.

General Powers

.  Subject to the provisions of §§ 3.5 and 3.6 and Article IV, with respect to the Trust Fund, the Trustee will have the following powers, rights and duties in addition to those provided elsewhere in this Agreement or by law:

(a) The Trustee will receive and hold all contributions paid to it under the Plan, provided that the Trustee will have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Company’s board of directors providing therefore.

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investment, reinvestment or distribution including distribution of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in § 4.1.  Pending receipt of directions from the Committee, the Trustee may retain reasonable amounts of cash, in its discretion, without any liability for interest.

(c) As directed by the Committee, the Trustee will make distributions from the Trust Fund to such persons, in such manner, at such times and in such forms (Company Stock, cash or a combination of both) as directed, without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee or the Company.  If any payment of benefits directed to be made from the Trust Fund by the Trustee is not claimed, the Trustee will notify the Committee of that fact promptly.  The Committee will make a diligent effort to ascertain the whereabouts of the payee.  The Trustee will dispose of such payments as the Committee directs.  The Trustee will have no obligation to ascertain the whereabouts of any payee of benefits from the Trust Fund.

(d) The Trustee shall vote any Company Stock as provided in § 4.3 and, as directed by the Committee, shall vote other stocks, bonds or other securities held in the Trust, and as directed by the Committee, otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney.

(e) As directed by the Committee, the Trustee may contract or otherwise enter into transactions with the Company or any Company shareholder for the purpose of acquiring or selling Company Stock and, subject to § 3.5, may retain such Company Stock.

(f) As directed by the Committee, the Trustee may compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust Fund.

(g) As directed by the Committee, the Trustee may begin, maintain and defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust.  To the extent not paid from the Trust Fund, the Company will indemnify the Trustee against all expenses and liabilities reasonably sustained or anticipated by the Trustee by reason thereof (including reasonable attorneys’ fees) as and when the Trustee incurs such expenses and liabilities.

(h) The Trustee may retain any funds or property subject to any dispute without liability for the payment of interest or decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

(i) The Trustee will report to the Company as of the last day of each Plan Year of the Plan (which shall be the same as the Trust’s fiscal year), as of any Valuation Date, or at such other times as may be required under the Plan, as to the Trust Fund’s Net Worth, as determined by the Trustee.

(j) The Trustee will furnish to the Company and the Committee an annual written account, as well as accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust Fund at the end of the period(s), all investments, receipts, disbursements and other transactions made by the Trustee during the period(s) and such other information as the Trustee may possess that the Company requires to comply with ERISA § 103.

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The Trustee will keep accurate accounts of all investments and earnings thereon, and all accounts, books and records related to such investments will be open to inspection by any person designated by the Company or the Committee.  All accounts of the Trustee will be kept on an accrual basis.  If, during the term of this Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee will use such valuation methods for purposes of the accounts described by this § 3.4(j).  If shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Committee, to be considered readily tradable on a national securities market or exchange, all valuations of shares of Company Stock will originally be made by an independent appraiser (as described in Code § 401(a)(28)(C)) retained by the Trustee and reviewed and finalized by the Trustee in accordance with ERISA § 3(18)(B).  The Company may approve such accounts by written notice of approval delivered to the Trustee or by failure to express objection to such accounts in writing delivered to the Trustee within 30 days from the date on which the accounts were delivered to the Company.  On the receipt of a written approval of the accounts or on the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustee, such accounts will be deemed to be approved and the Trustee will be released and discharged as to all items, matters and things set forth in such accounts, as fully as if such accounts had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.  Notwithstanding the foregoing, the statute of limitations set forth in ERISA §413 shall apply with respect to any alleged violations of ERISA.

(k) As directed by the Committee, the Trustee will pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit that it will or may be required to pay out of such benefit.  Before making any payment, the Trustee may require such release or other document from any taxing authority and such indemnity from the intended payee as it deems necessary for its protection.

(l) The Trustee may employ and reasonably rely on information and advice furnished by agents, attorneys, independent appraisers, accountants or other persons of its choice for such purposes as it considers desirable.

(m) The Trustee may assume, until advised to the contrary, that the Trust evidenced by this Agreement is entitled to tax exemption under Code § 501(a).

(n) The Trustee will have the authority to invest and reinvest the assets of the Trust Fund, on direction from the Committee, in personal property of any kind,  including, but not limited to, bonds, notes, debentures, mortgages, equipment, trust certificates, investment trust certificates, guaranteed investment contracts, preferred or common stock and registered investment companies.  The Trustee will follow the Committee’s directions and will have no duty to review the assets from time to time so acquired nor to make any recommendations with respect to the investment,  reinvestment or retention thereof.  However, all investments in Company Stock will be undertaken pursuant to the provisions of § 4.1.

(o) As directed by the Committee, the Trustee may exercise any options, subscription rights and other privileges with respect to Trust assets, subject to Article IV.

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(p) The Trustee may register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities or other property are held in a fiduciary capacity, and may hold any securities in bearer form.  The Trustee’s books and records will at all times reflect that all such investments are part of the Trust.

(q) As directed by the Committee, the Trustee may borrow such sums from time to time as the Committee considers necessary or desirable and in the best interest of the Trust Fund, including to purchase Company Stock, and to enter into such agreements as directed by the Committee as the Committee determines necessary or appropriate to accomplish such actions, and for that purpose may mortgage or pledge any part of the Trust Fund subject to the provisions of Code § 4795(c) and the regulations issued thereunder.

(r) The Trustee may deposit securities with a clearing corporation as permitted by applicable law.  The certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into, certificates of the same class of the same issuer that constitute assets of other accounts or owners, without certification as to the ownership attached.  Utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustee or by a clearing corporation.  The Trustee will at all times maintain a separate and distinct record of the securities owned by the Trust.

(s) The Trustee may participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities.
(t) As directed by the Committee, the Trustee will perform any and all other acts that are necessary or appropriate for the proper management, investment and distribution of the Trust Fund.
(u) Except as provided in § 4.4, the Trustee will not sell, exchange, transfer or otherwise dispose of Company Stock unless directed to do so by the Committee.
Exercise of Trustee’s Duties

.  The Trustee will discharge its duties under this Agreement solely in the interest of the Participants and other persons entitled to benefits under the Plan and (a) for the exclusive purpose of providing benefits to Participants and other persons entitled to benefits under the Plan and defraying reasonable expenses of administering the Plan, (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims and (c) in accordance with the documents and instruments governing the Plan unless, in the Trustee’s good faith judgment, the documents and instruments are not consistent with ERISA or this Agreement.  Notwithstanding any other provision of this Agreement, the Trustee will not be required to comply with any provision of this Agreement that is not consistent with the requirements of ERISA.  Moreover, if a court of competent jurisdiction issues an opinion or order to the Plan, the Company or the Trustee that, in the opinion of counsel to the Company or the Trustee, invalidate any provision of this Agreement under ERISA in all circumstances or in any  particular circumstances, on notice thereof to the Company or to the Trustee, as the case may be, such invalid or conflicting provision of this

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Agreement will be given no further force or effect.

Plan Administration

.  The Plan will be administered by the Committee.  Except as provided in §§ 3.4(a),  3.4(h), 3.4(i), 3.4(j), 3.4(1), 3.4(n) dealing with Company Stock, 3.4(p), 3.4(r) and 3.4(s), the Trustee will have no authority to act unless directed by the Committee.  The Committee may authorize one or more individuals to sign all communications between the Committee and the Trustee and will at all times keep the Trustee advised of the names of the members of the Committee and  individuals authorized to sign on the Committee’s behalf and provide specimen signatures thereof.  The Committee may authorize the Trustee to act without directions or instructions from the Committee on any matter or class of matters with respect to which directions or instructions from the Committee are called for under this Agreement.  The Trustee will be fully protected in relying on any communication sent by any authorized person and will not be required to verify the accuracy or validity of any signature unless the Trustee has reasonable grounds to doubt the authenticity of any signature.  If the Trustee requests any directions under this Agreement and does not receive them, the Trustee will act or refrain from acting, as it may determine with no liability for such action or inaction.

Continuation of Powers on Trust Termination

.  Notwithstanding anything to the contrary in this Agreement, on termination of the Trust, the Trustee’s powers, rights and duties under this Agreement will continue until all Trust Fund assets have been liquidated.

ARTICLE IV INVESTMENT OF TRUST FUND
Investment of Cash

.  The primary purpose of the Plan is to acquire an ownership interest in the Company either from the Company or its shareholders and to provide benefits to Participants in the form of shares of Company Stock.  Accordingly, the portion of the Plan that is intended to be an employee stock ownership plan has been established to provide for investment primarily in shares of Company Stock.  The Trustee will purchase Company Stock with the assets contained in the Participants’ accounts under the Plan on the Committee’s direction, unless the Trustee determines that such purchase is prohibited by ERISA.  The Trustee will purchase Company Stock from the Company or from any shareholder, if the Trustee is directed by the Committee to do so, and such Company Stock may be outstanding, newly issued or treasury stock.  All such purchases must be at a price not in excess of fair market value, as determined by an independent appraiser and as approved by the Trustee, if such Company Stock is not publicly traded.  Pending investment of cash in Company Stock, the Trustee may invest such cash in savings accounts, certificates of deposit, high-grade, short-term debt securities or other high-grade, short-term bonds, mutual funds that invest in the foregoing or other investments or may hold it as cash.  Such investments may include any common or collective funds (including a common debt, or collective fund for which the Trustee or one of its affiliates serves as investment advisor or trustee) maintained as a short-term investment fund.  Such investments may also include any others approved by the Committee for these purposes.  To the extent that the Trust Fund is invested in such common or collective funds, the terms of the instrument establishing such funds are made a part of this Agreement as fully as if set forth at length in this Agreement.  Any cash dividends received by the Trustee on Company Stock held in the Trust Fund will be applied, after the receipt of such cash dividend, as provided by Article 6 of the Plan.

Stock Dividends, Splits and Other Capital Reorganizations

.  Any Company Stock

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received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Company will be allocated as of each Valuation Date under the Plan in proportion to the Company Stock to which it is attributable.

Voting of Company Stock

.  Subject to ERISA, with respect to any corporate matter that involves the voting of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business or such other transactions that may be prescribed by regulation (and, if the Company has a registration-type class of securities, all other shareholder voting issues), each Participant will be entitled to direct the Trustee as to the exercise of any shareholder voting rights attributable to shares of Company Stock allocated to his accounts under the Plan, but only to the extent required by Code § 401(a)(21) and 409(e)(3) and the regulations thereunder.  For purposes of the foregoing sentence, each Participant will be a named fiduciary of the Plan as described in ERISA § 402(a)(2).  The Committee will have the sole responsibility for determining when a corporate matter has arisen that involves the voting of Company Stock under this § 4.3.  If a Participant is entitled to direct the Trustee under this § 4.3, all allocated Company Stock as to which instructions have been received (which may include an instruction to abstain) will be voted by the Trustee in accordance with such instructions, provided that the Trustee may vote the shares as it determines is necessary to fulfill its fiduciary duties under ERISA.  The Trustee will vote any shares as to which no voting instructions have been received as directed by the Committee as a named fiduciary of the Plan, as described in ERISA § 402.  In all other circumstances, the Trustee will vote all shares of Company Stock as directed by the Committee as a named fiduciary of the Plan as described in ERISA § 402.

Tender or Exchange Offers

.  Subject to ERISA, in the event of a tender or exchange offer or other offer to purchase shares of Company Stock held by the Trust, the Trustee will tender or sell the shares as directed by each Participant with respect to shares of Company Stock allocated to his account under the Plan, subject to the fiduciary duties of the Trustee under ERISA.  For purposes of the foregoing sentence, each Participant will be a named fiduciary of the Plan as described in ERISA § 402(a)(2).  In all other circumstances, the Trustee will tender or exchange shares of Company Stock as directed by the Committee as a named fiduciary of the Plan, as described in ERISA § 402.  In carrying out its responsibilities under this § 4.4, the Trustee may rely on information furnished to it by the Committee, including the names and current addresses of Participants and the number of shares of Company Stock allocated to their accounts under the Plan.

Put Option

.  If the distribution of a Participant’s account is to be made in cash, a Participant exercises his rights under Section 6.5 of the Plan or the Trustee expects to incur substantial Trust expenses that will not be paid directly by the Company or a Participating Company and the Trustee determines that the Trust Fund has insufficient cash to make anticipated distributions or pay Trust expenses, the Trust will have a put option to the Company on Company Stock it holds for the purpose of acquiring the cash to make such anticipated distributions and paying such expenses.  The purchase price for the sale of stock by the Trustee to the Company will be the fair market value of the stock as of the date of the sale.

ARTICLE V EXPENSES

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The Trustee will pay from the Trust Fund the expenses it incurs in the performance of its duties under this Agreement, including fees for legal services rendered to it, its compensation and all other proper charges and disbursements, including all personal property taxes, income taxes and other taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws on or in respect of the Trust or any money, property or security forming a part of the Trust Fund.  Such expenses will constitute a charge on the Trust Fund unless the Company pays the same or any part thereof.  To the extent the Company or a Participating Company pays any expenses that are properly payable from the Trust Fund, the Trustee will reimburse the Company or Participating Company from the Trust Fund if requested to do so by the Company or the Participating Company.  The Company will promptly pay for any services required of the Trustee that may arise after the Trustee’s resignation or removal based on the Trustee’s then prevailing fee schedule.  This provision will survive the termination of this Agreement.

ARTICLE VI REMOVAL AND RESIGNATION OF TRUSTEE AND SUCCESSOR TRUSTEE

The Company may remove the Trustee at any time on 60 days’ written notice delivered to the Trustee.  The Trustee may resign at any time on 60 days’ written notice delivered to the Company.  If the Trustee is removed or resigns in accordance with this Article VI, the Company will notify the Trustee of the appointment of a successor trustee and the Trustee will convey and deliver to such successor trustee all of the Trust assets.  Within 90 days after the Trustee’s removal or resignation, the Trustee will make a final accounting to the Company and the Committee as of the effective date of such removal or resignation pursuant to the terms of § 3.4(j).

ARTICLE VII AMENDMENT OF TRUST AND TERMINATION OF PLAN
Amendment of Trust

.  The Company and the Trustee may amend this Agreement by written agreement at any time or from time to time, and any such amendment by its terms may be retroactive.  Notwithstanding the foregoing, no amendment will be made that would authorize or permit any Trust assets, other than such assets as are required to pay taxes and administration expenses, to be used for or diverted to purposes other than the exclusive benefit of Participants, except that this Agreement may be amended retroactively and to affect the benefits of Participants if necessary to cause the Plan and Trust to be or remain qualified and exempt from income taxes under the Code.

Termination of Plan

.  In the event of the Plan’s termination, the Trustee will continue to hold the Trust, to be applied and distributed in accordance with the Plan’s terms.

ARTICLE VIII MISCELLANEOUS
Nonalienation of Benefits

.  Except as provided under the provisions of the Plan relating to loans to Participants and to qualified domestic relations orders and to the extent permitted by law, neither the benefits payable from the Trust nor any interest in the Trust will be subject in any manner to the claim of any creditor of a Participant or to any legal process by any creditor of such Participant.  A Participant will not have any right to alienate, commute, anticipate or assign any

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right to benefits payable from or any interest in the Trust, except as provided in the Plan.

Exclusive Benefit

.  Except as otherwise provided in the Plan and this Agreement, no part of the Trust will be used for or diverted to any purpose other than for the exclusive benefit of Participants or the payment of expenses as provided in this Agreement.

Effect of Plan

.  The Trustee is not a party to the Plan, and in no event will the Plan’s terms, either expressly or by implication, be deemed to impose on the Trustee any responsibility other than as set forth in this Agreement.  In the event of any conflict between the Plan’s provisions and this Agreement, this Agreement will be deemed to be incorporated into and be a part of the Plan, and the terms of this Agreement will control over any inconsistent terms of the Plan.  The Trustee will not be a named fiduciary under the Plan and will not have the authority to interpret the Plan.

Entire Agreement

.  This Agreement constitutes the entire agreement between the parties with regard to its subject matter.  There are no other agreements or understandings between the parties relating to this Agreement’s subject matter other than those set forth or provided for in this Agreement.

Notices

.  Notices, directions and other communications provided in writing will be mailed to the parties at the following addresses:

If to the Company:ESOP Administrative Committee

APPVION, Inc.

P.O. Box 359

Appleton, WI  54912-0359

Attn:  Tom Ferree

If to the Trustee:Argent Trust Company

1100 Abernathy Road

500 NorthPark

Suite 550

Atlanta, Georgia 30328

Attn: Steve Martin

Liability for Predecessor or Successor

.  Except as required under ERISA, no successor trustee under this Agreement in any way will be liable or responsible for any prior trustee’s actions or omissions in the administration of the Trust or the assets comprising the Trust prior to the date such successor trustee assumes its obligations under this Agreement.  No prior trustee will in any way be liable or responsible for any successor trustee’s actions or omissions.

Liability for Acts of Others

.  The Trustee will not be liable for the acts or omissions of the Company, the Committee or any Independent Trustee except with respect to any acts or omissions of any such party in which the Trustee participates knowingly or that it knowingly undertakes to conceal and that it knows constitutes a breach of fiduciary responsibility of such party.

Indemnification

.  Recognizing that engagements of the type contemplated in this Agreement can result in government investigations, litigation or other proceedings, the Company agrees to indemnify the Trustee and its directors, employees and officers against and from any and

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all claims, damages, expenses, liabilities and losses whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing for, defending or responding to discovery requests or other requests for information relating to any investigations, litigation, arbitration or other proceedings, commenced or threatened, or any claim whatsoever, whether or not resulting in any liability), to which any or all of them may become subject under any applicable federal or state law or otherwise relating to the Trustee’s duties as a trustee (including all events that occurred prior to the Trustee becoming a trustee or after the Trustee’s service as a trustee has terminated).  However, the Trustee’s indemnification will not apply to any Non-Indemnity Loss.

If the Trustee receives notice of a proceeding, the Trustee will notify the Company of the proceeding in writing within 30 days of its receipt of notice of the proceeding.  However, the Trustee’s failure to so notify the Company will not relieve the Company from any liability for indemnification under this § 8.8 except to the extent that the failure to notify the Company actually prejudiced the Company’s defense of any proceeding.  The Company will be entitled to assume the defense of the proceeding with legal counsel reasonably satisfactory to the Trustee or to otherwise participate in the proceeding.  If the Company elects to assume the defense of the proceeding, it will pay all costs of defense.

The Trustee will have the right to employ its own legal counsel in any proceeding if (a) the Company authorizes the Trustee’s employment of its own legal counsel, (b) the Trustee’s legal counsel advises it that there may be one or more legal defenses available to the Trustee that are in addition to or different from defenses available to the Company and the Company’s legal counsel declines to assert such defenses (in which case the Company will not have the right to assume the defense of the proceeding on the Trustee’s behalf) or (c) the Trustee’s legal counsel informs the Trustee that a potential conflict of interest exists between the Company and the Trustee.  The Trustee will not be required to disclose or otherwise share its counsel’s advice to satisfy either clause (b) or (c).

The rights of indemnification provided to the Trustee in this § 8.8 will also be available to all directors, officers and employees of the Trustee against whom any such claim is asserted, without regard to whether such claim is also asserted against the Trustee, and to any insurance carrier that is obligated to pay any losses or defense costs associated with any claim pursuant to an insurance policy under which the Trustee is an insured or otherwise provided coverage.

The Company, regardless of the type or nature of any claims asserted against the Trustee as part of a proceeding and without regard to whether any such claims, if established, would constitute a Non-Indemnity Loss, will reimburse the Trustee for all reasonably incurred expenses and fees as and when the Trustee incurs them in connection with any proceeding, including without limitation the expenses and fees of investigating, responding to discovery proceedings, testifying in any hearing and consulting with the Company or its advisors and attorneys, the Trustee’s share of fees and expenses of mediators or arbitrators, and for the reasonable expenses and fees of the experts and legal counsel whom the Trustee engages for any proceeding.  Any such reasonably incurred expenses and fees advanced to the Trustee as part of a proceeding will be returned to the Company only if a claim with respect to which such advancement has been made is finally determined to be Non-Indemnity Loss.

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If the Trustee seeks payment from the Company or seeks to enforce the indemnification or agreement to hold harmless pursuant to this § 8.8, the Trustee will provide the Company all applicable invoices for legal fees and other expenses it incurs in investigating or defending such claims and any supporting documentation as the Company reasonably requires.  However, the Trustee may redact the invoices and documentation or take other measures to preserve the attorney-client privilege, work product doctrine or other applicable privilege.

Controlling Law

.  This Agreement will be construed according to the laws of the State of Georgia, except to the extent superseded by ERISA or any other federal law.

Effective Date

.  This Agreement will be effective on and after July 1, 2014.

Execution in Counterpart

.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the Trustee have caused this Agreement to be signed on the 1st day of July, 2014.

COMPANY
APPVION, Inc.
By: /s/ Tami L. Van Straten
VP, General Counsel & Secretary___________________
TRUSTEE
Argent Trust Company, not in its corporate capacity but solely in its capacity as trustee of the APPVION, Inc. Employee Stock Ownership Trust:
By: /s/ Stephen A. Martin

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